Delcath Systems, Inc.

Investor Presentation

(NASDAQ: DCTH)

February 2012

Exhibit 99.1

2 DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-
looking statements for many reasons, including, but not limited to; uncertainties relating to the time required to build inventory and establish commercial operations in Europe, CE Marking for the
Generation Two CHEMOSAT system, adoption, use and resulting sales, if any, for the CHEMOSAT system in the EEA, our ability to successfully commercialize the CHEMOSAT system and the potential of the system as a treatment for patients with cancer in the liver, availability of melphalan in the EEA, acceptability of the Phase III clinical trial data by the FDA, our ability to address the issues raised in the
Refusal to File letter received from the FDA and the timing of our re-submission of our NDA, re-
submission and acceptance of the Company’s NDA by the FDA, approval of the Company’s NDA for the treatment of metastatic melanoma to the liver, adoption, use and resulting sales, if any, in the United
States, approval of the current or future chemosaturation system for other indications or the same indication in other foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into distribution and strategic partnership agreements in foreign markets and the corresponding revenue associated with such foreign markets, our ability to secure reimbursement for the chemosaturation system, progress of our research and development programs and results of future clinical trials, uncertainties regarding our ability to obtain financial and other resources for any research, development and commercialization activities, overall economic conditions and other factors described in our filings with the Securities and Exchange Commission including the section entitled
‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and our Reports on Form 10-Q and
Form 8-K.

3 DELCATH SYSTEMS, INC
Delcath Systems – Company Highlights
• A specialty pharmaceutical and medical device company focused on oncology
• Initial focus on delivering high dose chemotherapy to improve disease control of cancers in the liver
• CHEMOSAT CE Mark approved – indication permits broad use in liver cancers. Commenced initial treatment procedures in Europe
• Addressing potential multi-billion dollar European market opportunity
• Unique device/drug product with statistically significant clinical trial results
• Seeking regulatory approval in multiple international markets
• Intend to file US NDA in 2Q2012 seeking initial indication for metastatic melanoma to the liver
• IP and orphan drug designations create competitive barriers
Concentrating the Power of Chemotherapy for Disease Control in the Liver

CHEMOSAT®

- CHEMOSAT is a drug delivery system designed for regional chemotherapy for cancers in the liver

1. Utilize three catheters to **ISOLATE** the circulatory system of the liver
2. **SATURATE** the liver with a high dose of anti-cancer agent (melphalan) to destroy the tumors (both visible and invisible)
3. **FILTRATE** the chemo-drug laden blood through Delcath's proprietary filtration system prior to returning it to the patient

✓ Control systemic exposure and related side effects

✓ The procedure is minimally invasive and repeatable

4 DELCATH SYSTEMS, INC What is CHEMOSAT Concentrating the Power of Chemotherapy for Disease Control in the Liver

5 DELCATH SYSTEMS, INC
Initial Focus on Cancers of the Liver
• Few effective therapies are available for cancers of the liver
Large patient population diagnosed annually with primary or metastatic liver cancer
The liver is often the life limiting organ for cancer patients and one of the leading causes of cancer death
Prognosis after liver involvement is poor
• Multi-billion dollar annual global revenue market opportunity
• CHEMOSAT is uniquely positioned to treat the entire liver as standalone or complementary therapy
Major Global Unmet Medical Need and Significant Market Opportunity

6 DELCATH SYSTEMS, INC
0
25000
50000
75000
100000
125000
150000
175000
200000
USA EU APAC
8,708
6,563
4,085
8,212
7,202
33,966
19,861
33,953
52,143
5,585
7,671
99,749
HCC
CRC
NET
Melanoma
CHEMOSAT Addresses Potential Multi-Billion Dollar Market
*TPM for initial U.S. labeled indication only
Estimated $7 Billion Annual Global Revenue Opportunity, Near Term Primarily in Europe
EU: Initial target countries of Germany, UK, Italy, France, Spain, Netherlands, Ireland
APAC: Initial target countries of China, Japan, S. Korea, Taiwan, Australia
Sources: LEK Consulting, GLOBOCAN, Company estimates
55,389
$2.1 Bn
8,708*
$2.6 Bn
189,943
$2.3 Bn
1. Assumes 2.5 treatments
per patient
2. Assumes EU ASP of
$15K; US ASP of $25K;
APAC ASP of $5K

7 DELCATH SYSTEMS, INC
CHEMOSAT European Commercialization
• CE Mark covers 30 countries in Europe
• Focus on top 6 countries (DE, UK, FR, IT, SP, NL) and Ireland
• Broad indication is for “percutaneous intra-arterial delivery of a chemotherapeutic agent (melphalan hydrochloride) to the liver”
• Melphalan for injection approved in 14 countries and
commercially available
• Hospitals procure melphalan separately from existing sources
• EU headquarters in Galway, Ireland
• Direct and indirect selling channels
• Push and pull marketing strategy
Large European Market Opportunity Concentrated in Target Countries

8 DELCATH SYSTEMS, INC
CHEMOSAT Training and Marketing Commenced in Europe
Continue Training And Marketing Centers Roll-Out
• Entered training and marketing agreements with leading
cancer centers in Europe
o
Institute of European Oncology (IEO), Milan, Italy
o
Johann Wolfgang Goethe (JWG) University Hospital, Frankfurt,
Germany
• Training completed and first patients treated at IEO
o
Ocular melanoma and Gastric cancer liver mets
• Agreements with additional leading cancer centers expected in
France, UK, Spain, the Netherlands, and Ireland in 1H2012
• Expect training and patient treatments in JWG University Hospital,
Frankfurt, Germany in February

Delcath Systems, Inc.
Concentrating the Power of Chemotherapy
IEO Istituto Europeo di Oncologia

9 DELCATH SYSTEMS, INC Team at Institute of European Oncology Performs 1 EU CHEMOSAT Procedure January 31, 2012 st

10 DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Have Limitations
Unmet Medical Need Exists for More Effective  Liver Cancer Treatments
Treatment Advantages Disadvantages
Systemic
– Non-invasive
– Repeatable
– Systemic toxicities
– Limited efficacy in liver
Regional
(e.g., IHP)
– Therapeutic effect
– Targeted
– Invasive/limited repeatability
– Multiple treatments are
required, not possible
Focal
(e.g. surgery, radioembolization
or SIRT, chemoembolization or
TACE, radio frequency ablation or
RFA)
– Partial removal or
treatment of tumors
– 80-90% unresectable
– Invasive and/or limited
repeatability
– Treatment is limited by
tumor size, number of
lesions and location
– “See a tumor, treat a tumor”

Axillary v.
Outflow
IVC
Gastroduodenal art.
Sup. mesenteric v.
Inflow
Perfusion Circuit
Veno-Veno Bypass
Saphenous v.

11 DELCATH SYSTEMS, INC CHEMOSAT System – Where It All Began Open Surgical IHP Isolated Hepatic Perfusion: Proof of Concept, but High Morbidity and Non-Repeatable

Blood Return Catheter
Chemo Filtration
Chemo Isolation (Balloon) Catheter
Veno-veno Bypass Pump
Chemo Isolation (Balloon) Catheter

12 DELCATH SYSTEMS, INC
The Delcath CHEMOSAT System
Three Steps
1) ISOLATION
2) SATURATION
3) FILTRATION
Advantages
• No more open surgery
• Minimally invasive, repeatable
• Treats entire liver (macro and micro)
• Allows for over 100x effective dose
escalation of drug agents at tumor
site
• Improved disease control in the liver
• Minimizes systemic toxicities
• Complements systemic therapy
Minimally Invasive, Repeatable Liver Procedure That Could Complement Systemic Therapy
Note:  Image not to scale.

13 DELCATH SYSTEMS, INC
Melphalan Dosing & Background
• Well understood, dose dependant, tumor preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
• Manageable systemic toxicities associated with Neutropenia and Thromboytopenia
•
Drug dosing 12x higher than FDA-approved dose via systemic IV chemotherapy
•
Dose delivered to tumor is over 100x higher than that of systemic IV chemotherapy
Type Dosing (mg/kg)
Multiple Myeloma (label) 0.25
Chemoembolization 0.62
Surgical Isolated Hepatic Perfusion (IHP) 1.50
Myeloablation 2.50-3.50
Chemosaturation (PHP) 3.00
An Established Drug For Liver Cancer Therapy

14 DELCATH SYSTEMS, INC
What CHEMOSAT Offers
Patients:
o
Significant improvement in disease control in the liver compared to standard of care in patients with unresectable hepatic tumors (primary and metastatic)
o
Manageable systemic toxicities
o
Time, so that primary cancers can continue to be treated
Physicians:
o
Novel, targeted liver cancer treatment to complement other
cancer therapies
o
Repeatable, percutaneous procedure
o
Ability to treat the entire liver, including both visible and micro tumors
o
Ability to continue treating patients for extra-hepatic disease
Compelling Clinical Outcomes and Value Proposition

Current Patient Referral Path
Diagnosis
of Cancer
15 DELCATH SYSTEMS, INC
Transferred for
chemosaturation
Identification of liver
involvement with no
improvement from systemic
therapy
When liver disease is
controlled,
patients return to the Medical
Oncologist for  additional systemic therapy
Patient
Primary
Care
Medical
Oncologist
Offers systemic therapy
Surgical
Oncologist
Offers resection or
other focal therapy
Interventional
Radiologist
Offers chemosaturation
procedure

16 DELCATH SYSTEMS, INC
Positive Phase III Results*
•
Primary endpoint exceeded, p value = 0.0001, hazard ratio of .35
o Treatment arm shows 5x median hepatic progression free (hPFS) survival compared to control arm
o CS/PHP median hPFS of 8.0 months compared to 1.6 months for BAC
o 86% overall clinical benefit (CR + PR + SD)
•
Secondary endpoints support results
o OS Secondary endpoint – No difference in Kaplan-Meier curves due to cross over treatment response (9.8 months compared to 9.9 months)
o CS/PHP median overall PFS of 6.7 months vs 1.6 months for BAC
•
OS exploratory cohort analysis favorable
o Median survival of 9.8 months for treatment arm compared to 4.1 months non-crossover BAC patients
o Median survival of 11.4 months for all patients treated with melphalan, including crossover
o 9 CS/PHP-treated patients and 3 BAC-treated patients still alive as of 12/2011
•
Safety profile – expected and consistent with currently approved labeling for melphalan
o 30-day deaths on PHP: 3/44 patients (6.8%)
1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment
* Updated Investigator results presented at 2011 ECCO/ESMO Annual Meeting

17 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – Metastatic Neuroendocrine (mNET) Cohort
Pre-CS
(Baseline)
Post-CS #2
(+4 Months)
Post-CS #1
(+6 Weeks)
Compelling Clinical Data in Attractive mNET Market
Phase 2 mNET Tumor Cohort  (n=24)*
Number (n)
Primary Tumor Histology
Carcinoid 4
Pancreatic Islet Cell 20
Response
Not Evaluable (Toxicity, Incomplete Treatment, Orthotopic Liver
Transplantation)
4
Progressive Disease 2
Minor Response / Stable Disease 4
Partial Response (30.0% - 99.0% Tumor Reduction) 13
Complete Response (No Evidence of Disease) 1
Objective Tumor Response 14
Objective Tumor Response Rate 70%
Duration (months)
Median Hepatic PFS 15.5
Overall Survival After CS 30.4
*Presentation at ECCO/ESMO 2011 annual meeting

18 DELCATH SYSTEMS, INC
Phase 2 NCI Trial – HCC Cohort
• Hepatocellular carcinoma (HCC) is the most common primary cancer of the liver, with approximately 749,000* new cases diagnosed worldwide annually
• Nine patients with tumors of hepatobiliary origin: five HCC patients and four cholangiocarcinoma patients
• Both groups received CHEMOSAT procedures and had positive efficacy signals
• The responses were especially encouraging in the HCC group and consisted of confirmed partial response or durable stable disease
• Safety profile – expected and consistent with pivotal FDA Phase 3 melanoma trial
• Plan to initiate HCC trials with CHEMOSAT in 2H2012
Encouraging Initial Positive Signal For Primary Liver Cancer
*Source: GLOBOCAN

19 DELCATH SYSTEMS, INC
Melphalan Efficacy for Metastatic Colorectal Cancer
• Substantial clinical evidence of benefit of using melphalan to treat mCRC via isolated hepatic  perfusion (IHP) procedure
Over 800 patients treated in 15 studies since 1998
Patients treated only once
Median response rate of 47% (range 29%-76%)¹
• Delcath Phase 2 NCI CHEMOSAT Trial  – mCRC Cohort
Challenges enrolling at NCI
16 patients treated since 2004
Inconclusive efficacy due to advanced disease status (generally 5 or 6 line)
Safety profile – expected and consistent with pivotal FDA Phase 3 melanoma trial
• Plan to initiate mCRC trial with CHEMOSAT melphalan in 2H2012
Strong Rationale For Using CHEMOSAT With Melphalan To Treat mCRC
1. van Iersel LB, Koopman M, Van D, V, et al. Ann Oncol. 2010;21:1662-7.
th
th

20 DELCATH SYSTEMS, INC
Product Development Pipeline
• Melanoma liver mets
• Proprietary drug-melphalan &
CHEMOSAT
• All liver cancers – melphalan
• Class III medical device
• 3 party melphalan
• Gen 2 melphalan CE Mark
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• mCRC and HCC indications
Initial Opportunity Near Term (< 5 years) Intermediate Term (> 5 years)
• Doxorubicin system CE Mark
• mCRC and HCC clinical trials
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT (Melphalan) in S.
Korea, Japan
• CHEMOSAT (Doxorubicin) in
China and Taiwan
• 3 party doxorubicin
• CHEMOSAT for additional drugs
• CHEMOSAT for other organs (lung
and brain)
• CHEMOSAT (Melphalan) in
Australia and Hong Kong
• 3 party melphalan
Development Aligned to Address Significant Market Opportunity
rd
rd
rd

21 DELCATH SYSTEMS, INC
CHEMOSAT Doxorubicin Development
• Multiple published phase I/II studies from MD Anderson Cancer Center and Yale with percutaneous hepatic perfusion (PHP) and Kobe University using doxorubicin show promising response rates for HCC*
•
STATUS:
o
First pass removal efficiency 95% in initial in vitro studies
o
Utilize new trade secret manufacturing process
o
Intend to file and seek CE Mark approval in 2H2012
o
Plan to use CHEMOSAT doxorubicin in Asia Phase III 2L
HCC trials
•
EXPECTED BENEFITS
o
Multiple treatments
o
Reduced systemic toxicity for improved safety profile
o
Concomitant Therapy (complements systemic therapies)
Addressing the Large HCC Market Opportunity in China
* See Appendix for list of studies

22 DELCATH SYSTEMS, INC
Clinical Development Program
•
Goal
Expand indications for HCC and mCRC with US registration trials
Generate robust clinical data to support commercialization
•
Potential 2012 clinical trials
HCC:    Global Phase 2
randomized 1L
CHEMOSAT Melphalan vs. Sorafenib
HCC:   US registration – Global Phase 3
randomized 2L CHEMOSAT Melphalan vs.
Best Supportive Care (BSC) for Sorafenib failure
HCC:   Asia Phase 3
randomized 2L
CHEMOSAT Doxorubicin vs.Best Supportive
Care (BSC) for Sorafenib failure
mCRC: Global Phase 2
signal seeking/safety 2L
CHEMOSAT Melphalan
mCRC: US registration – Global Phase 3
randomized 2L CHEMOSAT Melphalan vs.
Approved Alternatives
• US Expanded Access Program (EAP) for metastatic Melanoma
Establish CHEMOSAT As The Standard Of Care (SOC) For Disease Control In The Liver

23 DELCATH SYSTEMS, INC
Generation Two CHEMOSAT Melphalan
STATUS:
•
Consistent first pass removal efficiency of 98% or better in both in vitro
and
pre-clinical GLP animal studies
• New trade secret manufacturing process for filter medium
• Filed for CE marking for Gen Two
• Anticipate approval in 1Q2012
EXPECTED BENEFITS:
• Reduced systemic toxicity
• Concomitant Therapy (complements systemic therapies)
• Increased utility in a wider range of patients
Gen Two Filter Has The Potential to Enhance Procedure and Market Opportunity

Establish EU Operations → Initial Training and Marketing → Full Commercial Launch

24 DELCATH SYSTEMS, INC
European Commercialization Strategy
Strategy:
• Focus efforts in Target Countries
• 8-10 leading EU cancer centers as initial training centers
• Push and Pull marketing and selling strategy
• Validate business model and demonstrate scalability
Tactics & Execution:
• Educate medical oncologists via contract organization – Medical Science Liaison (MSL)
• Sell to hospital-based interventional radiologists, surgeons and C-suite decision makers with combination of direct sales and distributors
• Establish European patient education & awareness programs (PR, website)
• Leverage existing new technology reimbursement channels, while pursuing permanent procedure reimbursement via Health Technology Assessment (HTA)
• Clinical trials to generate additional data for CRC and HCC to support revenue ramp up
Currently At Initial Launch Phase

25 DELCATH SYSTEMS, INC
European Reimbursement Considerations
• No centralized pan-European medical device reimbursement body –
regional and national systems
• Devices typically reimbursed under Diagnosis Related Groups (DRG)
as part of a procedure
• Immediate reimbursement plans:
Utilize existing codes where permitted until permanent reimbursement established (e.g. Italy)
Apply for funding under existing New Technology Payment programs (e.g.
NUB in Germany and HAS in France)
Other oncology therapies currently reimbursed, despite lacking randomized data
Reimbursement Mechanisms In Place To Support Commercial Launch

NUB (temporary reimbursement) application in place

Hospitals need to apply directly

2010 , out of 13865 requests 7480 representing 74 technologies were given temporary reimbursement status

Extra Tariff Funding negotiated at regional level

Italy is one of the most active countries seeking fast track funding schemes for innovative technology

Extra funding made available for innovative technologies

Premiums to be negotiated with the technology assessment agency for temporary reimbursement

Pass through payments negotiated directly with individual trusts

This funding can be applied for up to 2 years

Possibility of agreements individual hospitals.

Financing of healthcare budgets set at regional level with differences on reimbursement levels

Implementation of shared risk agreements

26 DELCATH SYSTEMS, INC European Interim New Technology Reimbursement Programs Interim New Technology Payment Programs Already Exist in Major European Markets

27 DELCATH SYSTEMS, INC
U.S. FDA Regulatory Status
• Pre-NDA submission meeting with FDA conducted in January 2012
• Satisfied with FDA response
• Addressed RTF related issues
Manufacturing plant inspection timing
Product and sterilization validation
Additional statistical analysis clarification
Additional safety data
• Continued progress in finalizing data entry and monitoring
Completed data migration to new FDA compliant database
Created new Case Report Form (CRF)
• Plan to file NDA submission in Q2 2012
Progress On Track to Submit NDA

28 DELCATH SYSTEMS, INC
U.S. Commercialization Strategy
• Initial focus on leading cancer centers and referring community hospitals
• Educate Medical Oncologists via Contract Medical Science Liaison (MSL)
• Direct Strategy to sell to Interventional Radiologists and Surgeons: 12
Sales territories ultimately expanding to as many as 60 territories as revenues ramp
• 5 Clinical Specialists initially to support site initiation and training
• Utilize top centers from Phase III trial as Centers of Excellence for training and support
Direct Sales Channels Supplemented With Contract MSLs

29 DELCATH SYSTEMS, INC
U.S. Reimbursement Strategy
• Intend to seek chemosaturation specific codes based upon value proposition relative to other cancer therapies
Physician:
• Use existing miscellaneous DRG procedure code
• Apply for a CAT I code following FDA approval
Hospital:
• Apply for new ICD-9/10 procedure code to capture full procedure of hepatic isolation and chemosaturation
• Request new DRG based on costs above those of existing DRGs and clinical dissimilarity to other hepatic procedures in current
DRGs
Pursuing New Specific Codes For Chemosaturation Procedure

30 DELCATH SYSTEMS, INC
International Strategy beyond EU and US
• Leverage CE Mark to obtain reciprocal regulatory approvals for
CHEMOSAT System in other international markets
• International regulatory submissions status:
Application submitted, potential approval
Australia - 2012
Hong Kong - 2012
S. Korea - 2013
Singapore - 2013
Intend to submit applications
Israel
Canada
Mexico/Argentina/Brazil
Russia
India
Japan
China and Taiwan
• Utilize 3 party melphalan and doxorubixin available to physicians
Combination of Strategic Partnerships and Specialty Distributors
rd

31 DELCATH SYSTEMS, INC
Intellectual Property
• Patent Protection
o
7 issued U.S. patents, 10 foreign patents issued and 4 pending
o
Primary device patent set to expire August 2016
o
Up to 5 years of patent extension post FDA approval
• Trade Secret Protection
o
Developed improved filter media via new manufacturing processes
• FDA Protection
o
Orphan Drug Designation granted for melphalan in the treatment of ocular melanoma, cutaneous melanoma and metastatic neuroendocrine tumors, as well as for doxorubicin in the treatment of HCC
Provides 7 years of marketing exclusivity post FDA approval
o
Additional Orphan Drug applications to be filed for other drugs and indications, including melphalan for HCC and CRC
Multiple Levels of Protection

32 DELCATH SYSTEMS, INC
Experienced Management Team
Executive Title Prior Affiliation(s)
Years of
Experience
Eamonn Hobbs President and CEO AngioDynamics, E-Z-EM
31
Graham Miao, Ph.D
EVP & CFO
D&B, Pagoda Pharma, Schering-
Plough, Pharmacia, JP Morgan
22
Krishna Kandarpa, M.D.,
Ph.D.
CMO and EVP, R&D
Harvard, MIT(HST), Cornell,
UMass
32
Agustin Gago EVP, Global Sales & Marketing AngioDynamics, E-Z-EM 30
Peter Graham, J.D.
EVP, General Counsel &
Global Human Resources
Bracco, E-Z-EM 17
David McDonald EVP Business Development
AngioDynamics, RBC Capital
Markets
29
John Purpura
EVP, Regulatory Affairs & Quality
Assurance
E-Z-EM, Sanofi-Aventis 28
Harold Mapes EVP, Global Operations
AngioDynamics, Mallinkrodt
26
Bill Appling SVP Medical Device R&D
AngioDynamics
26
J. Chris Houchins SVP, Clinical and Medical Affairs
Arno, Schering-Plough, Pfizer,
Pharmacia, GD Searle
21
Dan Johnston, Ph.D. VP, Pharmaceutical R&D Pfizer, Wyeth 11

34 DELCATH SYSTEMS, INC
Financial Update
• Follow-On Offerings: Raised ~ $94 million since November 2009
• Financing Program: $39.75 million At-The-Market (ATM) equity offering program since December 29, 2011
• Cash: $30.8 million at December 31, 2011 (unaudited)
• Burn Rate: $40.1 million full year 2011 (unaudited)
• Debt: None
• Shares Outstanding: 48 million (~55 million fully diluted*)
• Institutional Ownership: 22% at December 31, 2011
• Market Capitalization: $ 204 million as of February 9, 2012
• Avg. Daily Volume (3mo) 675,000
As of December 31, 2011 fully diluted includes an additional 4.1 million options at $5.09, 2.5 million warrants at
$3.51, and 193,532 unvested restricted shares.

35 DELCATH SYSTEMS, INC
2012 Milestones
• First patients treated with CHEMOSAT melphalan in Europe – 1Q
• Execute contract for MSL services in EU – 1Q
• Secure agreements with 6-8 leading cancer centers in EU – 1H
• Obtain CE Mark for Gen 2 CHEMOSAT melphalan – 1Q
• US NDA submission in 2Q 2012 and acceptance in 3Q 2012
• Submission for publications of Phase 3 data and mNET arm of Phase 2 data – 2H
• First patients enrolled in mCRC and HCC CHEMOSAT melphalan studies, EAP – 2H
• Submit and seek approval of CE Mark for CHEMOSAT doxorubicin – 2H
• Potential Asia strategic partnership – dedicated BD with China a top priority

36 DELCATH SYSTEMS, INC Appendices

37 DELCATH SYSTEMS, INC Appendix I CHEMOSAT Market Opportunity by Disease and Target Counties

Melanoma
10000
7500
5000
2500
0
United States
China
Germany
UK
Australia
Italy
France
Spain
Netherlands
Japan
Taiwan
South Korea

NET
30000
25000
20000
15000
10000
5000
0
China
United States
Japan
Germany
France
UK
Italy
South Korea
Spain
Taiwan
Australia
Netherlands

CRC
40000
30000
20000
10000
0
China
United States
Japan
Germany
Italy
France
UK
Spain
South Korea
Australia
Netherlands
Taiwan

HCC
100000
80000
60000
40000
20000
0
China
Japan
United States
South Korea
Italy
Taiwan
Germany
France
Spain
UK
Australia
Netherlands

38 DELCATH SYSTEMS, INC
• Europe – Largest near-term opportunity
• CRC – Largest opportunity worldwide
• Melanoma – Largest opportunity is in US
• China- Largest opportunity for HCC
Market Opportunity by Disease (patients)
Market Opportunity defined as Total Potential
Market (TPM) for CHEMOSAT
®
1.Primary cancer incidence
2.Adjusted for predominant disease in the liver (primary or
metastatic cancer)
3.Adjusted for addressable patients via Delcath CHEMOSAT ®
Sources: LEK Consulting, GLOBOCAN, Company estimates

39 DELCATH SYSTEMS, INC
Europe Market by Disease – Device Only
Germany
(Direct)
UK
(Direct)
France
(Indirect)
Italy
(Indirect)
Spain
(Indirect)
Netherlands
(Direct)
Ireland
(Direct)
Total
Potential
(patients)
Potential
Market
($ MM)
1,2,3
Total Potential Market #Patients
Ocular
Melanoma
404 297 295 285 197 79 19 1,576
$ 62
Cutaneous
Melanoma
1,625 994
753 801 360 379 73 4,987
$ 206
CRC
9,902 5,300
5,475 7,281 4,016 1,644 335 33,953
$1,339
HCC
(Primary)
1,637 720
1,514 2,597 1,087 82 35 7,671
$277
NET
1,783 1,336
1,353 1,299 974 360 98 7,202
$ 281
TOTAL 15,351 8,647 9,389 12,263 6,634 2,545 560 55,389 $ 2,166
Europe Presents Significant Potential Market Opportunity
1. Assumes 2.5 treatments per patient
2. Assumes ASP of  ~$15K USD
3. Assumes mix of direct sales and distributors
Sources: LEK Consulting, GLOBOCAN, Company estimates

40 DELCATH SYSTEMS, INC
US Market by Disease – Device and Drug Combination
Liver Metastasis
Potential Market
# Patients
Potential Market
# Procedures
Potential Market
($MM)**
Ocular
Melanoma
1,685 4,213 $ 105
Cutaneous
Melanoma
7,023 17,557 $ 439
TOTAL MELANOMA
(Initial Expected Label)
8,708 21,770 $ 544
CRC 19,861 49,653 $ 1,241
HCC (Primary) 5,586 13,964 $ 349
NET 8,212 20,530 $ 513
OTHER TOTAL
(Potential Label Expansion)
33,659 84,147 $ 2,104
TOTAL 42,367 105,917 $ 2,648
1. Assume 2.5 treatments per patient
2. Estimated ASP of $25K
Sources: LEK Consulting, GLOBOCAN, Company estimates

41 DELCATH SYSTEMS, INC
APAC Market by Disease
1. Assume 2.5 treatments per patient
2. Assume ASP of  ~$5K
China S. Korea
(Device)
Japan
(Device)
Taiwan
(Device)
Australia
(Device)
Total
Potential
(patients)
Potential
Market
($MM)
1,2
Total Potential Market  #Patients
HCC
(Primary)
85,780 3,258 8,296 2,152 263 99,749 $ 1,156
Other
CRC
31,127 3,245 14,298 1,441 2,031
52,143
$ 642
NET
29,197 1,048 2,759 500 462
33,966
$ 393
Ocular
Melanoma
1,765 66 175 31 96
2,134
$ 25
Cutaneous
Melanoma
382 43 136 246 1,144
1,951
$ 23
OTHER
TOTAL
62,472 4,403 17,368 2,218 3,733 90,194 $ 1,083
TOTAL 148,104 7,661 25,665 4,370 3,996 189,943 $ 2,239
APAC Target Markets Represent over $2 Billion Potential Market Opportunity
Sources: LEK Consulting, GLOBOCAN, Company estimates

42 DELCATH SYSTEMS, INC Appendix II CHEMOSAT melphalan for metastaic melanoma Phase 3 Pivotal Trial Details

Modeled hPFS for Trial Success:

7.73 months (CS)
vs.
4 months (BAC)

43 DELCATH SYSTEMS, INC
Phase III Clinical Trial Design
Randomized to CS
92 patients: ocular
or cutaneous melanoma
Best Alternative Care (BAC)
Investigator and patient decision
(any and all treatments)
CS/Melphalan
Treat every 4 weeks x 4 rounds
(responders can receive up to 6 rounds)
Cross-over
Primary Trial Endpoint
• Statistically significant difference in Hepatic Progression
Free Survival (“hPFS”): p < 0.05
• Over 80% of Oncologic drugs approved by FDA between
2005 – 2007 on endpoints other than overall survival
Secondary Trial Endpoints
• Hepatic response and duration of hepatic response
• Overall response and duration of overall response
• Overall Survival – Diluted by Cross Over
• SAP calls for analysis of various patient cohorts
Pre-CS (Baseline) Post-CS (22+ Months)
Hepatic Response – Metastatic Melanoma
Fully Powered, 93 Patient, Randomized, Multi-Center NCI Led Study
CS = ChemoSaturation (CHEMOSAT)

44 DELCATH SYSTEMS, INC
Positive Phase III Results*
•
Primary endpoint exceeded, p value = 0.0001, hazard ratio of .35
o Treatment arm shows 5x median hepatic progression free (hPFS) survival compared to control arm
o CS/PHP median hPFS of 8.0 months compared to 1.6 months for BAC
o 86% overall clinical benefit (CR + PR + SD)
•
Secondary endpoints support results
o OS Secondary endpoint – No difference in Kaplan-Meier curves due to cross over treatment response (9.8 months compared to 9.9 months)
o CS/PHP median overall PFS of 6.7 months vs 1.6 months for BAC
•
OS exploratory cohort analysis favorable
o Median survival of 9.8 months for treatment arm compared to 4.1 months non-crossover BAC patients
o Median survival of 11.4 months for all patients treated with melphalan, including crossover
o 9 CS/PHP-treated patients and 3 BAC-treated patients still alive as of 12/2011
•
Safety profile – expected and consistent with currently approved labeling for melphalan
o 30-day deaths on PHP: 3/44 patients (6.8%)
1 Neutropenic Sepsis (2.3%); 1 Hepatic Failure 2.5% (95% tumor burden); 1 gastric perforation
o 30-day deaths on BAC: 3/49 patients (6.1%)
Trial Outcomes Favorable and Consistent with Special Protocol Assessment
* Updated Investigator results presented at 2011 ECCO/ESMO Annual Meeting

45 DELCATH SYSTEMS, INC
Phase 3 Hepatic Progression-free Survival (ITT)
Hazard Ratio: 0.35
(CI: 0.23-0.54)
0            5            10          15 20 25    30           35
Months
CS-PHP
BAC
8.0
1.6
p<0.0001
1.0
Survival probability
0.8
0.6
0.4
0.2
0.0
CS-PHP Demonstrated A 5x Improvement In Primary Endpoint of hPFS

46 DELCATH SYSTEMS, INC
Phase 3 Overall Progression-free Survival (ITT)
Hazard Ratio: 0.36
(CI: 0.23-0.57)
0            5            10          15 20 25    30           35
Months
CS-PHP
BAC
6.7
1.6
p<0.0001
1.0
Survival probability
0.8
0.6
0.4
0.2
0.0
CS Also Demonstrated A Highly Statistically Significant Improvement In Overall PFS

47 DELCATH SYSTEMS, INC
Phase 3 Overall Survival (ITT)
Hazard Ratio: 1.08
(CI: 0.69-1.68)
0          5        10       15 20 25    30       35       40        45       50       55
Months
CS-PHP
BAC
9.8
9.9
p=0.74
1.0
Survival probability
0.8
0.6
0.4
0.2
0.0
55% crossover
Overall Survival Confounded By Crossover Study Design

48 DELCATH SYSTEMS, INC Appendix III Published Phase I/II Studies of Doxorubicin with PHP (percutaneous hepatic perfusion) For HCC

No. of pts	No. of PHP/ pt	Disease stage (tumor diameter)	Treatment	Median survival (mo)	Response Rates	Reference
HCC (n=79) CHM (n=23)	1–4 1–2	IV A: n=66 IV B: n=13 All multiple bilobar Extrahepatic disease in 52%	Doxorubicin 60–150 mg/m² Cisplatin 50–150 mg/m² Mitomycin C 50–200 mg/m²	16 13	HCC pts RR 64.5% 5-year survival 20.3%	Kobe [1] Phase I/II
HCC (n=11)	1–3	Mean 9.5 cm	Doxorubicin 60–120 mg/m²	6.5 13 (responders) 2 (non-responders)	RR 20%	MDACC[2] Phase I
HCC (n=5) CHM (n=8) Other (n=8)	2–4	Extrahepatic disease in 17%	Doxorubicin 50–120 mg/m² 5-FU 1000–5000 mg/m²	NR	RR 22%	Yale[3] Phase I
HCC (n=7) Other (n=11)	1–10	NR	Doxorubicin 90–120 mg/m²	23 (responders) 8 (non-responders)	RR 58%	Yale[4] Phase I

1. Ku Y et al. Chir Gastroenterol 2003;19:370–376
2. Curley SA et al. Ann Surg Oncol 1994;1:389–99
3. Ravikumar TS et al. J Clin Oncol 1994;12:2723–36
4. Hwu WJ et al. Oncol Res 1999;11:529–37

Delivered Safely In Multiple Studies With Promising Response Rates

49 DELCATH SYSTEMS, INC Phase I/II Studies of PHP-Doxorubicin For HCC

50 DELCATH SYSTEMS, INC © 2011 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED